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                                                                    EXHIBIT 10.2

                            GROUP TERM CARVE OUT PLAN
                     AMENDED SPLIT DOLLAR POLICY ENDORSEMENT
                    THE CORTLAND SAVINGS AND BANKING COMPANY

POLICY NO. 85998027                               INSURED: Stephen A.Telego, Sr.

     Supplementing and amending the application of The Cortland Savings and Banking Company (the "Bank") on January 5, 2001 to Great-West Life & Annuity Insurance Company (the "Insurer"), the applicant requests and directs that:

                                  BENEFICIARIES

     1. The beneficiary designated by the Insured, or his/her transferee shall be the beneficiary of one of the following death benefit amounts, subject to the provisions of paragraph 5 below:

     (a) Pre-Retirement Death Benefit. If the Insured/Participant was employed by the Bank at the time of death, the death benefit shall be the lesser of : (1) two times the Participant's Base Annual Salary (defined in the Cortland Savings and Banking Company Group Term Carve Out Plan dated as of February 23, 2001, as amended (the "Plan")), less $50,000; or (2) $350,000.

     (b) Post-Retirement Death Benefit. If the Insured/Participant was no longer employed by the Bank at the time of death, but terminated within one year after a Change of Control (defined in the Plan) or terminated due to Disability (defined in the Plan) or on or after Early Retirement Age (defined in the Plan), the death benefit shall be the lesser of: (1) one times the Participant's Base Annual Salary (defined in the Plan); or (2) $500,000.

     The Insurer may rely on a certificate issued by an authorized officer of the Bank for a determination of the amount equal to one or two times Base Annual Salary of the Insured.

     2. The beneficiary of any remaining death proceeds shall be The Cortland Savings and Banking Company, an Ohio-chartered, FDIC-insured member bank with its main offices in Cortland, Ohio.

                                    OWNERSHIP

     3. The Owner of the Policy shall be the Bank. The Owner shall have all ownership rights in the Policy except as may be specifically granted to the Insured or his/her transferee in paragraph (4) of this endorsement.

     4. The Insured or his/her transferee shall have the right to assign all rights and interests in the Policy with respect to that portion of the death proceeds designated in paragraph

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(1) of this endorsement, and to exercise all settlement options with respect to such death proceeds.

     5. Notwithstanding the provisions of paragraph (4) above, the Insured or the Insured's transferee shall have no rights or interests in the Policy with respect to that portion of the death proceeds designated in paragraph (1) of this endorsement if any of the following events occur:

     (a) If the Insured/Participant is Terminated for Cause (as defined in the Plan).

     (b) If the Insured/Participant's employment with the Bank is terminated prior to Early Retirement Age (as defined in the Plan), for reasons other than Disability (as defined in the Plan) or Change of Control (as defined in the Plan).

     (c) If the Insured/Participant terminates employment due to Disability (defined in the Plan) and thereafter becomes gainfully employed with an entity other than the Bank.

               MODIFICATION OF ASSIGNMENT PROVISIONS OF THE POLICY

     6. Upon the death of the Insured, the interest of any collateral assignee of the Owner of the Policy designated in paragraph (3) above shall be limited to the portion of the proceeds described in paragraph (2) above.

                                OWNER'S AUTHORITY

     7. The Insurer is hereby authorized to recognize the Owner's claim to rights hereunder without investigating the reason for any action taken by the Owner, including the Owner's statement of the amount of premiums the Owner has paid on the Policy. The signature of the Owner shall be sufficient for the exercise of any rights under this Endorsement and the receipt of the Owner for any sums received by it shall be a full discharge and release to the Insurer. The Insurer may rely on a sworn statement in form satisfactory to it furnished by the Owner, its successors or assigns, as to their interest and any payments made pursuant to such statement shall discharge the Bank accordingly.

     8. Any transferee's rights shall be subject to this Endorsement.

     9. The Owner accepts and agrees to this split dollar endorsement.

                        PRIOR ENDORSEMENTS ARE SUPERSEDED

     10. This Amended Split Dollar Policy Endorsement supersedes any and all endorsements previously executed by the undersigned Insured under the Plan with respect to the above-referenced Policy.

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                DEATH BENEFIT FORMULA SUPERSEDES THE PLAN FORMULA

     11. Death benefits payable under the Plan and this endorsement to the beneficiary(ies) designated by the Insured shall be calculated solely by reference to the pre-retirement death benefit formula and the post-retirement death benefit formula stated in paragraph (1) of this endorsement, notwithstanding that the Plan may provide for a different calculation or formula.

                                   SIGNATURES

     The undersigned is signing in a representative capacity on behalf of the Bank and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

     Signed by the Bank at Cortland, Ohio, this ______ day of ________________ , 200__.

          THE CORTLAND SAVINGS AND BANKING COMPANY


By:
    ---------------------------------
Its:
     --------------------------------

     ACCEPTANCE AND BENEFICIARY DESIGNATION

     The Insured accepts and agrees to the foregoing and, subject to the rights of the Owner as stated above, designates (relationship:
_____________________________________________________) as primary beneficiary(ies) and (relationship:
_____________________________________________________ ) as secondary/contingent beneficiary(ies) of the portion of the proceeds described in paragraph (1) above.

     Signed by the Insured at , Ohio, this ______ day of ________________ ,
200__.


          INSURED


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Stephen A. Telego, Sr.